SCHEDULE OF RIGHT-OF-USE LEASE ASSETS AND LEASE LIABILITIES (Details) - DIH Holding US, Inc. [Member] - USD ($) $ in Thousands	Jun. 30, 2023	Mar. 31, 2023	Mar. 31, 2022
Restructuring Cost and Reserve [Line Items]
Operating lease, right-of-use assets, net	$ 5,134	$ 3,200	$ 4,807
Current portion of long-term operating lease	1,667	1,255	1,743
Long-term operating lease	3,492	1,970	3,099
Total operating lease liabilities	$ 5,159	$ 3,225	$ 4,842